UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 10, 2005

                             CARSUNLIMITED.COM, INC.
             (Exact name of registrant as specified in its charter)


               Nevada                             000-28195                           11-3535204
    ---------------------------            -----------------------              ----------------------
    (State or other Jurisdiction           (Commission File Number)             (IRS Employer ID No.)
         of Incorporation)


                         444 Madison Avenue, 23rd Floor
                            New York, New York 10022
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 308-2233

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 10, 2005, Carsunlimited.com, Inc. (the "Registrant"), Pump Acquisition Corp., a wholly-owned subsidiary of the Registrant ("PAC"), Innopump, Inc., and certain Innopump stockholders entered into an Agreement and Plan of Merger ("Merger Agreement"). Pursuant to the Merger Agreement, the Registrant shall issue shares of its common stock to shareholders of Innopump, Inc. in consideration of Innopump merging with and into PAC and becoming a wholly-owned subsidiary of the Registrant ("Merger"). The Merger Agreement contains customary representations, warranties and covenants of both the Registrant and Innopump. The closing of the Merger is conditioned on, among other things, certain financing contingencies and other conditions precedent as are customary to agreements of this nature.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

            10.1 Agreement and Plan of Merger dated as of June 10, 2005 by and among the Registrant, Pump Acquisition Corp. Innopump, Inc., and certain Innopump stockholders

            99.1   Press release dated June 10, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 10, 2005

                                          CARSUNLIMITED.COM, INC.


                                          By: /s/ Daniel Myers
                                              ----------------------------------
                                              Daniel Myers
                                              Chief Executive Officer, President
                                              and Secretary